Amplify Cash Flow High Income ETF
Schedule of Investments
January 31, 2024 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 95.0%	Shares	Value
Amplify Cash Flow Dividend Leaders ETF(a)(b)	107,632	$2,876,638
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $2,674,405)		2,876,638

SHORT-TERM INVESTMENTS - 4.5%
Money Market Funds - 4.5%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(c)	136,891	136,891
TOTAL SHORT-TERM INVESTMENTS (Cost $136,891)		136,891

TOTAL INVESTMENTS - 99.5% (Cost $2,811,296)		3,013,529
Other Assets in Excess of Liabilities - 0.5%		15,031
TOTAL NET ASSETS - 100.0%		$3,028,560

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated company as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day effective yield as of January 31, 2024.

Amplify Cash Flow High Income ETF
Schedule of Total Return Swaps
January 31, 2024 (Unaudited)

Reference Index (a)	Counterparty	Long/Short	Expiration Date	Financing Rate	Payment Frequency	Notional Amount	Value/Unrealized Appreciation (Depreciation)
RCXTAMU1	Goldman Sachs	Long	10/17/2024	0.00%	Monthly	$2,127,375	$(6,550)
							$(6,550)

(a)
The swap agreements will seek to exchange the Target Call Income (the rate of which is expected to fluctuate) provided by the Call Income Strategy's daily sold call options for a set percent of call premium over each Call period.

Description	Expiration Date	Number of Contracts Sold	Notional Amount	Concentration % of Exposure
Options Contracts:
S&P 500 Weekly C4825 Index	2/2/2024	(42.26)	$204,795	4.61%
S&P 500 Weekly C4850 Index	2/2/2024	(27.98)	135,599	3.05%
S&P 500 Weekly C4855 Index	2/2/2024	(44.63)	216,244	4.87%
S&P 500 Weekly C4870 Index	2/2/2024	(13.92)	67,456	1.52%
S&P 500 Weekly C4920 Index	2/2/2024	(35.15)	170,307	3.84%
S&P 500 Weekly C4925 Index	2/2/2024	(26.29)	127,383	2.87%
S&P 500 Weekly C4940 Index	2/2/2024	(17.46)	84,595	1.91%
S&P 500 Weekly C4950 Index	2/2/2024	(8.72)	42,256	0.95%
S&P 500 Weekly C4930 Index	2/9/2024	(8.79)	42,577	0.96%
S&P 500 Weekly C4935 Index	2/9/2024	(17.53)	84,922	1.91%
S&P 500 Weekly C4940 Index	2/9/2024	(26.19)	126,893	2.86%
S&P 500 Weekly 02/09/24 C4945 Index	2/9/2024	(34.88)	169,022	3.81%
S&P 500 Weekly 02/09/24 C4965 Index	2/9/2024	(34.65)	167,902	3.78%
S&P 500 Weekly 02/09/24 C4970 Index	2/9/2024	(43.22)	209,440	4.72%
S&P 500 Weekly 02/09/24 C5000 Index	2/9/2024	(17.16)	83,148	1.87%
S&P 500 Weekly 02/09/24 C5010 Index	2/9/2024	(25.71)	124,571	2.81%
S&P 500 C4985 Index	2/16/2024	(8.66)	41,975	0.95%
S&P 500 C5010 Index	2/16/2024	(25.74)	124,722	2.81%
S&P 500 C5020 Index	2/16/2024	(17.14)	83,047	1.87%
Total Options Contracts			2,306,854	51.97%
Cash
Cash			2,132,796	48.04%
Total Underlying Positions			$4,439,650	100.00%

Security Name	Value at October 31, 2023	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at January 31, 2024	Ending Shares
Amplify Cash Flow Dividend Leaders ETF	2,513,272	-	-	-	363,366	19,274	2,876,638	107,632
	$2,513,272	$-	$-	$-	$363,366	$19,274	$2,876,638	107,632

Security Valuation
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the period ended January 31, 2024 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2024, there have been no significant changes to the Funds’ fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued at the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. Futures contracts will be valued at the settlement price. If there is no current market price available, then the securities will be valued at the last trade price.

The Trust’s Valuation Procedures provide for the designation of the Adviser as “Valuation Designee”. If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds’ Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of January 31, 2024:

Amplify Cash Flow High Income ETF
	Level 1	Level 2	Level 3	Total
Assets:
Affiliated Exchange Traded Funds	$2,876,638	$–	$–	$2,876,638
Money Market Funds	136,891	–	–	136,891
Total Assets	$3,013,529	$–	$–	$3,013,529

Other Financial Instruments:*
Liabilities
Total Return Swaps	$–	$6,550	$–	$6,550
Total Liabilities	$–	$6,550	$–	$6,550

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of January 31, 2024.

For the period ended January 31, 2024, there were no transfers into or out of Level 3 for the Fund.